AFL-CIO Housing Investment Trust
Performance Commentary
4th Quarter 2014

Chang Suh
Senior Executive Vice President and Chief Portfolio Manager
AFL-CIO Housing Investment Trust
January 16, 2015

For the 22nd consecutive calendar year, the AFL-CIO Housing Investment Trust (HIT) outperformed its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate) on a gross basis in 2014 with a return of 6.56%, exceeding the benchmark by 59 basis points. The HIT’s net return of 6.10% also exceeded the benchmark for the 14th year since 1993. The HIT’s strategy of focusing on high credit quality multifamily mortgage-backed securities (MBS), led to an income advantage that helped to produce superior risk-adjusted returns during a period of low and declining interest rates, geopolitical concerns, and plummeting oil prices since mid-year. In addition, the HIT benefited from tightening over the year of spreads to Treasuries on its multifamily MBS as demand for high credit quality spread product increased relative to supply. The HIT has continued to serve its investors well by generating higher real income than the benchmark while taking less credit risk, leveraging its expertise in housing finance and specialization in government-insured multifamily MBS.

Strong Performance in 2014

The HIT’s 2014 performance relative to the Barclays Aggregate was enhanced by the ongoing income advantage provided by its government/agency multifamily MBS and by tightening of spreads to Treasuries for these multifamily MBS during the year. Further, the relatively poor performance of investment grade corporate bonds, which comprise nearly one quarter of the benchmark but are not held by the HIT, benefited the portfolio’s returns relative to the benchmark. For the year, this sector showed excess returns of -48 basis points. The HIT substitutes call-protected multifamily MBS for all corporate bonds and some Treasury securities in the benchmark. The HIT outperformed the Barclays Aggregate for the 1-, 3-, 5-, and 10-year periods ending December 31, 2014 by 59, 38, 34, and 45 basis points, respectively, on a gross basis, having gross returns of 6.56%, 3.04%, 4.79%, and 5.16%. On a net basis, the HIT also outperformed the benchmark for the 1- and 10- year periods.

The performance data quoted represents past performance. Past performance is no guarantee of future results. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that a participant’s units, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available on the HIT’s website as www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus. The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

Fourth Quarter 2014 Markets

The HIT outperformed the Barclays Aggregate on a gross basis for the fourth quarter, with a gross return of 1.83% versus 1.79% for the benchmark. Despite indications of improving economic conditions in the U.S., including third quarter real GDP annual growth of 5.0%, intermediate and long-term Treasury rates fell during the fourth quarter as a result of the low inflation in the U.S. and overseas, the lack of growth in the Eurozone and slower growth in China, and plummeting oil prices. Five-year, 10-year, and 30-year Treasury rates fell by 12, 33, and 46 basis points, respectively, while the 2-year rose by 9 basis points as the market continued to expect Federal Reserve tightening to begin in mid-2015. Higher-rated investment grade debt outperformed lower-rated debt, with excess returns to Treasuries of 0, -33, -62, and -180 basis points for AAA, AA, A, and BBB-rated debt, respectively, as most spread product yields lagged falling Treasury yields. Corporate bonds, in which the HIT does not invest, comprised 23% of the Barclays Aggregate at December 31, 2014, and showed excess returns of -112 basis points during the quarter. Government-insured multifamily MBS spreads were mixed during the quarter, with Ginnie Mae permanent loan certificate and construction/permanent loan certificate spreads tightening by 1 and 6 basis points, respectively, while the spread on the Fannie Mae multifamily DUS MBS 10/9.5 structure widened by 4 basis points.

2014 Market Analysis

Contrary to the view of many analysts at the beginning of 2014, intermediate and longer-term interest rates fell over the year. Against a backdrop of low inflation, the 10-year Treasury declined by 83 basis points during the year as rates ratcheted down in the spring as investors realized that growth outside the U.S. was weakening. Interest rates fell again in mid-summer with the crisis in Ukraine and the Islamic State’s advance on Baghdad, and dropped again as crude oil prices continued to plunge in the fourth quarter. Five- and 30-year Treasury yields fell by 8 and 119 basis points, respectively, while 2-year Treasuries rose by 29 basis points. Higher quality investments outperformed lower quality investments, with excess returns to Treasuries of 21, 35, -35, and -20 basis points for AAA, AA, A, and BBB-rated debt, respectively.

For the year, multifamily MBS spreads relative to Treasuries tightened, with Ginnie Mae permanent loan certificate and construction/permanent loan certificate spreads contracting by 28 and 63 basis points, respectively, and the Fannie Mae multifamily DUS MBS 10/9.5 structure spread contracting by 8 basis points. Despite tightening, spreads are still historically attractive.

The HIT’s Portfolio Relative to the Barclays Aggregate

The HIT seeks competitive risk-adjusted returns by investing in assets with superior credit quality and yield relative to the benchmark, while maintaining a similar interest rate risk profile. The high credit quality assets in which the HIT invests include multifamily MBS that are insured or guaranteed by a U.S. government agency, a government-sponsored enterprise (GSE) as mentioned above, or issued by certain state and local housing finance agencies, and are structured to provide prepayment protection. By substituting these multifamily MBS for corporate debt and some Treasury and GSE debt securities in the benchmark, the portfolio can be managed to have similar interest rate risk. Approximately 91% of the HIT portfolio at December 31, 2014, consisted of investments that were insured or guaranteed by the U.S. government or a GSE, compared to 70% in the benchmark.

Risk Comparison: HIT Portfolio vs. Barclays Capital Aggregate Bond Index
December 31, 2014
	HIT	Barclays		HIT	Barclays
Superior Credit Profile			Similar Interest Rate Risk
AAA & U.S. Government/Agency	94.0%	71.8%	Effective Duration	4.80	5.26
A & Below	1.6%	23.7%	Convexity	0.09	0.03
Superior Yield			Similar Call Risk
Current Yield: 33 basis point advantage	3.42%	3.09%	Call Protected	72%	71%
Yield to Worst: 29 basis point advantage	2.43%	2.14%	Not Call Protected	28%	29%

The HIT is Well-Positioned for 2015

The HIT enters 2015 with strong liquidity and superior portfolio fundamentals, which should offer higher income, higher credit quality, and similar interest rate risk relative to the benchmark, as well as its pipeline of prospective multifamily investments. Further, the demand for U.S. rental housing – the focus of the HIT’s investment strategy – is expected to remain strong. Several demographic groups, particularly millennials, prefer renting to owning, increasing the need for rental housing. In addition, aging multifamily dwellings, many in densely populated urban markets, will require rehabilitation to prolong their useful lives. The HIT continues to work with its networks of developers, mortgage bankers, housing finance agencies, and labor and community organizations to seek investments in multifamily housing.

The HIT’s focus on multifamily investments should provide opportunities for the HIT to continue to earn superior yield and to produce the collateral benefits of putting union members to work, generating additional community jobs, and creating affordable housing. The HIT is actively seeking capital to fund additional income- and job-generating investments in 2015.

This commentary contains forecasts, estimates, opinions, and other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind. All statistics are current as of December 31, 2014, unless otherwise noted.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit the HIT’s website at www.aflcio-hit.com. The prospectus should be read carefully before investing.

AFL-CIO Housing Investment Trust
2401 Pennsylvania Avenue, NW, Suite 200, Washington, DC 20037
Phone (202) 331-8055 Fax (202) 331-8190
www.aflcio-hit.com